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                                                                   EXHIBIT 10(v)

                               SECOND AMENDMENT TO
                             THE ADVEST THRIFT PLAN

                         Effective as of January 1, 2001

         1. Section 2.1 of The Advest Thrift Plan (the "Plan") is hereby amended to read in its entirety as follows:

         "2.1 "Account" shall mean the account kept for a Participant."

         2. The Plan is hereby amended to substitute the word "Account" for "401(k) Account" wherever it appears therein.

         3. Sections 2.19. 2.20, 2.22, 2.34, 2.40, 5.1(a), 5.8, 5.9, 5.10 and
5.11 of the Plan are hereby deleted.

         4. Section 2.33 of the Plan is hereby amended by deleting the phrase "of common stock of the Company," where it appears.

         5. Section 5.13 of the Plan is hereby amended by deleting the last sentence thereof.

         6. Section 6.1(a) of the Plan is hereby amended to read in its entirety as follows:

                  "(a) An Active Participant shall have a vested right to any Employer contributions and earnings thereon, in accordance with the following schedule:

                           Years of Vesting Service   Nonforfeitable Percentage
                           ------------------------   -------------------------
                               Less than 2 years                  0%
                                       2                         25%

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
                                       3                         50%
                                       4                         75%
                                   5 or more                    100%

                           Notwithstanding the vesting schedule above, a Participant's nonforfeitable percentage shall not be less than the Participant's nonforfeitable percentage attained as of December 31, 2000."

         7. Section 6.1(b) of the Plan is hereby amended by changing the "." after paragraph (4) to "; and" and by adding a new paragraph (5) to read in its entirety as follows:

         "(5) All amounts attributable to amounts held in a Participant's "ESOP Account" prior to January 1, 2001."

         8. Section 10.3 of the Plan is hereby amended to read in its entirety as follows:

         "10.3 Form of Payment to Participants. A Participant's benefits shall generally be paid in cash. Notwithstanding the foregoing, a Participant may elect pursuant to rules adopted by the Committee to receive benefits equal in value to the value of the Participant's "ESOP Account" as of December 31, 2000 in the form of Shares, by using such portion of the Participant's Account to purchase Shares on the stock exchange on which they are primarily traded."

         9. Sections 10.4, 10.5, 10.6, 10.7 and 10.8 of the Plan are hereby deleted.

         10. Section 10.9 of the Plan is hereby amended to read in its entirety as follows:

         "10.9 Special Distributions. Each Participant who has attained the age of 55 shall be permitted to direct the Plan to distribute up to 50% of the amount held in such Participant's "ESOP Account" under the Plan on December 31, 2000, reduced by any prior distributions pursuant to this Section 10.9 (including distributions made pursuant to this Section 10.9 prior to its amendment effective January 1, 2001).


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         11. Sections 12.1 and 12.2 of the Plan are hereby amended to delete the word "ESOP" wherever it appears therein, and the last sentence of Section 12.2 is hereby deleted.

         12. Section 12.3 of the Plan is hereby deleted.


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